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                                                                    Exhibit 23.1
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated March 2, 2000 except for Note 12 for which the date is July 31, 2000, relating to the financial statements of Resonate Inc. which appears on page F-2 of Resonate Inc.'s Registration Statement on Form S-1 (No. 333-31730).


/s/ PricewaterhouseCoopers LLP

San Jose, California
August 8, 2000